NEXPOINT
REAL ESTATE FINANCE

NYSE:NREF

4Q 2022 Financial Supplement

February 23, 2023

CONTACT

NEXPOINT REAL ESTATE FINANCE (NYSE:NREF)
300 Crescent Court, Suite 700
Dallas, Texas 75201
(w) nref.nexpoint.com

INVESTOR RELATIONS
Kristen Thomas
(p) 214.908.1854
(e) kthomas@nexpoint.com

Cautionary Statements

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "estimate", "expect," "intend," "may", "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company's business and industry in general, guidance for financial results for the first quarter of 2023, including the Company's estimated net income, earnings available for distribution ("EAD"), cash available for distribution ("CAD"), dividend coverage ratios and related assumptions and estimates, undistributed earnings intended to be distributed in 2023 as special dividends, and portfolio commentary, including the resiliency of SFR, self-storage demand continuing to be a tailwind and life science demand. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission (the "SEC"), particularly those described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Annual Reports on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD and CAD.

EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. Net income (loss) attributable to common stockholders may also be adjusted for the effects of certain GAAP adjustments and transactions that may not be indicative of our current operations, in each case after discussions between NREA (as defined below) and the independent directors of the Company's board of directors and approved by a majority of the independent directors of the board of directors. In addition, EAD in this presentation includes the dilutive effect of non-controlling interests. We use EAD to evaluate our performance and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to NREA, our manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs.

We calculate CAD by adjusting EAD by adding back amortization of premiums, amortization and depreciation and amortization of deferred financing costs and by removing accretion of discounts and non-cash items, such as stock dividends. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

ADDITIONAL INFORMATION

For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the "Financials" tab. First quarter 2023, dividend coverage amounts excludes special dividend amounts.

NexPoint Real Estate Finance

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT, with its shares listed on the New York Stock Exchange. The company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental ("SFR"), self-storage, life science, hospitality, and office sectors in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties or properties with "light-transitional" business plans.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate and fixed income experience.

NREF Total Return vs Peers[4]



80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
NREF
ABR
BXMT
KREF
NYMT
STWD
TRTX
Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23

9.1%
DISCOUNT TO BOOK[1]

10.9%
IMPLIED DIVIDEND YIELD[2]

12.0%
INSIDER OWNERSHIP[3]

1) BASED ON DECEMBER 31, 2022, BOOK VALUE INCLUDING REDEEMABLE NCI IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING FEBRUARY 22, 2023
2) IMPLIED DIVIDEND YIELD IS CALCULATED USING THE 1Q DIVIDEND OF $0.50 PER COMMON SHARE, AND DOES NOT GIVE EFFECT TO THE SPECIAL DIVIDEND, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON FEBRUARY 22, 2023
3) INCLUDES NON-CONTROLLING INTERESTS. EXCLUDES OWNERSHIP BY FUNDS ADVISED OR MANAGED BY AFFILIATES OF OUR ADVISER EXCEPT TO THE EXTENT OF OUR MANAGEMENT'S PECUNIARY INTEREST THEREIN AS OF THE CLOSE OF TRADING FEBRUARY 22, 2023
4) BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING FEBRUARY 22, 2023

4Q 2022 Highlights

FINANCIAL

$1.3MM
NET LOSS IN 4Q 2022
Net loss attributable to common stockholders of $(2.4)MM or $(0.16) per common share

$11.8MM
4Q 2022 CASH AVAILABLE FOR DISTRIBUTION
$0.52 per diluted common share[1]

$444.8MM
BOOK VALUE
$20.11 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A Preferred Stock

4Q 2022 Dividend
PAID ON DECEMBER 30, 2022
Paid a 4Q 2022 dividend of $0.50 per common share on December 30, 2022

PORTFOLIO

$1.7B
OUTSTANDING TOTAL PORTFOLIO
Composed of 85 investments[2]

$10.8MM
PREFERRED EQUITY REDEMPTION

$4.0MM
PREFERRED EQUITY INVESTMENT
Purchased a $4.0MM preferred equity investments with a current yield of 14.66%

$15.0MM
PREFERRED EQUITY INVESTMENT
Purchased a $15.0MM preferred equity investment with a current yield of 10.05%

CAPITALIZATION

2.61X
DEBT TO BOOK VALUE RATIO
As of February 22, 2023

5.4 Years
WEIGHTED AVERAGE REMAINING TERM
Of secured credit facility, matched in structure and term of the underlying SFR loans as of December 31, 2022

$328.4MM
OUTSTANDING REPO FINANCING
Equates to 58.7% advance rate on our CMBS B-Piece, IO Strips, MSCR Notes and mortgage-backed security Portfolio[3]

1) CASH AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. SEE "RECONCILIATIONS" SLIDE
2) AS OF FEBRUARY 22, 2023, AND CMBS B-PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
3) BASED ON ACTUAL COLLATERAL POSTED

4Q 2022 Earnings And Book Value

Book Value Per Common Share Growth



3.4%
0.8%
5.4%
4.4%
0.2%
3.2%
2.2%
1.3%
-0.9%
-4.2%
-2.8%
$17.72
$18.33
$18.48
$19.48
$20.33
$20.38
$21.04
$21.51
$21.78
$21.59
$20.68
$20.11
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022

Earnings and Book Value

- Net interest income of $5.0MM, a decrease of 12.2% compared to 3Q 2022
- Net loss of $1.3MM, with net loss attributable to common stockholders of $2.4MM, or $(0.16) per diluted common share; compared to a net loss of $8.7MM with a net loss attributable to common stockholders of $8.1MM, or $(0.54) per diluted common share in 3Q 2022
- Earnings available for distribution of $11.2MM, or $0.49 per diluted common share; compared to $0.48 per diluted common share in 3Q 2022
- BV per diluted common share including redeemable NCI in the Operating Partnership decreased 2.8% to $20.11/share, compared to $20.68/share at the end of 3Q 2022



$20.68
$0.24
$0.17
$(0.24)
$(0.02)
$(0.04)
$(0.01)
$(0.17)
$(0.50)
$20.11
3Q 2022 BV
Net Int Income
CMBS Income
Unreal Loss CS
Loan Loss
Other Income
Loss from RE
Operating Exp
Dividend
4Q 2022 BV

Net Income, EAD and CAD

Net Income (Loss) and EAD Per Diluted Share



$1.26
$0.43
(54.0)%
$0.58
(4.7)%
$0.41
101.7%
$1.17
24.4%
$0.51
(21.4)%
$0.92
5.9%
$0.54
(12.0)%
$0.81
127.8%
$1.23
(58.0)%
$0.34
(54.5)%
$0.56
$(0.54)
(258.8)%
(14.3)%
$0.48
$(0.16)
70.4%
2.1%
$0.49
138.1%
0.42
(4.1)%
$0.47
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023 Est
Net Income (Loss)/Share
EAD/Share

EAD and CAD Per Diluted Share



$0.43
$0.47
-%
$0.41
$0.47
31.9%
$0.51
$0.62
1.6%
$0.54
$0.63
150.8%
$1.23
$1.58
(60.1)%
$0.56
$0.63
(20.6)%
$0.48
$0.50
4.0%
$0.49
$0.52
(3.8)%
$0.47
$0.50
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023 Est
EAD/Share
CAD/Share

NET INCOME, EAD, CAD AND GUIDANCE

NET INCOME/EAD/CAD

- Net loss per diluted common share for 4Q 2022 is $0.16, compared to net loss of $0.54 per diluted common share reported in 3Q 2022
- 4Q 2022 EAD per diluted common share is $0.49, an increase of 2.1% compared to 3Q 2022 reported EAD per diluted common share
- 4Q 2022 CAD per diluted common share is $0.52, an increase of 4.0% compared to 3Q 2022 reported CAD per diluted common share

GUIDANCE

- 1Q 2023 EAD per diluted common share guidance is $0.47[1] at the mid-point
- 1Q 2023 CAD per diluted common share guidance is $0.50[1] at the mid-point

(1) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 1Q 2023 IS ESTIMATED TO BE BETWEEN $6.9MM AND $8.8MM. SEE "RECONCILIATIONS" SLIDES.

Dividend and Coverage

Dividend and Net Income/EAD/CAD Coverage

4Q 2022 DIVIDEND:

- 4Q dividend of $0.50 per common share was paid December 30, 2022
- 4Q 2022 Net Income dividend coverage is -0.32x
- 4Q 2022 EAD dividend coverage is 0.98x
- 4Q 2022 CAD dividend coverage is 1.04x

1Q 2023 DIVIDEND:

- 1Q 2023 dividend of $0.50 per common share declared by the Board of Directors to be paid on March 31, 2023
- 1Q 2023 estimated Net Income dividend coverage of 0.84x[1]
- 1Q 2023 estimated EAD dividend coverage of 0.94x[1]
- 1Q 2023 estimated CAD dividend coverage of 1.00x[1]

SPECIAL DIVIDEND:

- $12.5mm of undistributed earnings intended to be distributed in 2023
- $0.74 per share for the year
- $0.185/share per quarter starting with 1Q 2023 to be paid on March 31, 2023



Net Income and EAD Dividend Coverage
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
-0.50x
-1.00x
-1.50x
2.65x
1.22x
2.46x
1.94x
1.62x
0.68x
-1.08x
-0.32x
0.84x
0.91x
0.86x
1.07x
1.14x
2.46x
1.12x
0.96x
0.98x
0.94x
$0.43
$0.41
$0.51
$0.54
$1.23
$0.56
$0.48
$0.49
$0.50
$0.47
$0.50
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023 Est
EAD/Share
Dividend/Share
EAD Coverage
NI Coverage



CAD Dividend Coverage
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
0.99x
0.99x
1.31x
1.33x
3.16x
1.26x
1.00x
1.04x
1.00x
$0.47
$0.48
$0.47
$0.48
$0.62
$0.48
$0.63
$0.48
$1.58
$0.50
$0.63
$0.50
$0.50
$0.50
$0.52
$0.50
$0.50
$0.50
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023 Est
CAD/Share
Dividend/Share
Coverage

(1) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 1Q 2023 IS ESTIMATED TO BE BETWEEN $6.9MM AND $8.8MM. SEE "RECONCILIATIONS" SLIDES.

Portfolio Commentary

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, CMBS B-Pieces, CMBS I/O Strips, mezzanine debt, preferred equity, MSCR notes, mortgage-backed securities, a multifamily property and common stock investments in short-duration lease-term assets (multifamily, SFR, self-storage, life sciences) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, and no for-sale loans. As of February 22, 2023, there are no loans currently in forbearance in our portfolio.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Aggregate losses in Freddie Mac's origination history have averaged 5 bps per year dating back to 1994[1]
- Since 2009 and through December 2022, there have been \$56.1MM in aggregate losses on \$522.1B of combined issuance[2]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 5.4 years of average weighted term to maturity, and a 245 bps interest rate spread[3]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Sticky COVID-related demand continues to be a tailwind moving into the first quarter of 2023
- Occupancies across the sector remain at all-time highs with other fundamentals remaining strong
- Historically, self-storage has outperformed other real estate asset types during economic downturns

LIFE SCIENCES

- Secular demand growth can be reliably estimated by looking into past performance over the last 10-15 years
- Increases in technology, spending and medical talent have created strong demand for real estate that meets unique and specific requirements

5.7
YEARS AVERAGE REMAINING TERM[4]

92.2%
OF PORTFOLIO STABILIZED[4]

68.6%
WEIGHTED AVG LOAN TO VALUE[4]

1.78x
WEIGHTED AVG DSCR[4]

(1) FREDDIE MAC; 4Q 2022
(2) FREDDIE MAC; DECEMBER 2022
(3) AS OF DECEMBER 31, 2022
4) AS OF FEBRUARY 22, 2023, AND EXCLUDING THE COMMON STOCK INVESTMENTS AND THE HUDSON MONTFORD MULITFAMILY PROPERTY

Portfolio Commentary[1]



WA
3%
4%
MN
NV
3%
CA
7%
MD
3%
3%
NC
AZ
3%
TX
14%
GA
21%
FL
16%

LESS THAN 2.5% OF TOTAL OUSTANDING PRINCIPAL BALANCE

Geographic and Asset Type Exposure[1]



Life Sciences 2.5%
Self-Storage 1.5%
SFR 43.0%
Multifamily 53.0%
$1.7B
CURRENT PRINCIPAL[1]



Mortgage Backed Securities 2.1%
Preferred 8.4%
Senior Loan 40.8%
Mezz 9.7%
IO Strips 3.6%
68.6%
WEIGHTED AVG LTV[1]
CMBS B-Pieces 34.8%
MSCR Notes 0.6%

(1) AS OF FEBRUARY 22, 2023, AND EXCLUDING COMMON STOCK INVESTMENTS AND THE HUDSON MONTFORD MULTIFAMILY PROPERTY

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	Senior Loan	Various	SFR	2/11/2020	$508,700	$73,291	4.65%	5.5	68.1%	
2	Senior Loan	Various	SFR	2/11/2020	51,304	6,944	4.74%	2.6	54.1%	
3	Senior Loan	Various	SFR	2/11/2020	36,762	5,175	5.55%	5.7	70.2%	
4	Senior Loan	Various	SFR	2/11/2020	10,179	1,473	4.78%	5.5	67.3%	
5	Senior Loan	Various	SFR	2/11/2020	10,143	1,536	5.35%	4.9	68.8%	
6	Senior Loan	Various	SFR	2/11/2020	10,523	1,509	5.30%	3.0	63.2%	
7	Senior Loan	Various	SFR	2/11/2020	9,494	1,362	6.10%	5.6	71.4%	
8	Senior Loan	Various	SFR	2/11/2020	8,779	1,293	5.88%	5.9	53.7%	
9	Senior Loan	Various	SFR	2/11/2020	7,480	1,105	5.34%	5.9	70.9%	
10	Senior Loan	Various	SFR	2/11/2020	6,582	974	5.46%	6.0	69.1%	
11	Senior Loan	Various	SFR	2/11/2020	6,309	870	4.83%	0.9	64.6%	
12	Senior Loan	Various	SFR	2/11/2020	5,760	827	5.99%	5.8	70.0%	
13	Senior Loan	Various	SFR	2/11/2020	5,458	787	5.24%	5.6	55.2%	
14	Senior Loan	Various	SFR	2/11/2020	5,396	675	5.33%	0.4	64.4%	
15	Senior Loan	Various	SFR	2/11/2020	5,177	755	5.46%	5.9	70.9%	
	Total SFR				**688,046**	**98,576**	**4.81%**	**5.2**	**66.9%**	
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$24,330[5]	$9,137	7.80%	3.0	63.1%	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	28,615[5]	10,462	8.55%	3.8	60.8%	
3	CMBS B-Piece	Various	Multifamily	4/23/2020	81,999[5]	27,424	3.50%	7.0	63.1%	
4	CMBS B-Piece	Various	Multifamily	7/30/2020	21,327[6]	9,443	11.55%	4.3	65.0%	
5	CMBS B-Piece	Various	Multifamily	8/6/2020	108,643[5]	24,603	0.00%	7.3	68.9%	
6	CMBS B-Piece	Various	Multifamily	4/20/2021	43,340[5]	14,866	8.53%	8.0	71.5%	
7	CMBS B-Piece	Various	Multifamily	6/30/2021	114,966[5]	30,299	0.00%	3.9	69.7%	
8	CMBS B-Piece	Various	Multifamily	12/9/2021	57,289[5]	22,231	7.53%	1.7	75.3%	
9	CMBS B-Piece	Various	Multifamily	5/2/2022	35,576[5]	10,006	4.21%	15.8	61.2%	
10	CMBS B-Piece	Various	Multifamily	7/28/2022	70,479[5]	26,898	7.53%	6.4	61.6%	
	Total CMBS B-Piece				**586,564**	**185,369**	**4.18%**	**6.0**	**66.9%**	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	CMBS IO Strip	Various	Multifamily	5/18/2020	$2,440[5]	$495	2.02%	23.6	66.7%	
2	CMBS IO Strip	Various	Multifamily	8/6/2020	20,258[5]	6,776	2.98%	7.3	68.9%	
3	CMBS IO Strip	Various	Multifamily	4/28/2021[7]	6,634[5]	1,409	1.59%	6.9	63.1%	
4	CMBS IO Strip	Various	Multifamily	5/27/2021	4,309[5]	1,024	3.39%	7.3	67.2%	
5	CMBS IO Strip	Various	Multifamily	6/7/2021	521[5]	127	2.31%	5.8	63.4%	
6	CMBS IO Strip	Various	Multifamily	6/11/2021[8]	10,305[5]	1,866	1.19%	6.3	61.6%	
7	CMBS IO Strip	Various	Multifamily	6/21/2021	1,843[5]	434	1.18%	7.3	62.8%	
8	CMBS IO Strip	Various	Multifamily	8/10/2021	2,977[5]	635	1.89%	6.7	71.0%	
9	CMBS IO Strip	Various	Multifamily	8/11/2021	1,567[5]	440	3.10%	8.4	67.1%	
10	CMBS IO Strip	Various	Multifamily	8/24/2021	294[5]	260	2.61%	7.9	61.3%	
11	CMBS IO Strip	Various	Multifamily	9/1/2021	4,425[5]	3,887	1.92%	7.3	66.7%	
12	CMBS IO Strip	Various	Multifamily	9/11/2021	4,500[5]	3,984	2.95%	8.4	62.7%	
	Total CMBS IO Strip				**60,073**	**21,337**	**2.32%**	**7.8**	**66.0%**	
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$7,500	$7,500	11.00%	0.4	79.3%	
2	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,929	7.59%	6.3	89.4%	
3	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	4,993	7.71%	8.1	84.9%	
4	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,320	7.42%	8.4	84.8%	
5	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	9,610	4,000	7.42%	8.4	84.3%	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	7,390	3,076	7.42%	8.4	80.3%	
7	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	6,829	2,828	7.53%	5.9	71.0%	
8	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,296	7.33%	6.2	81.1%	
9	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,267	7.50%	6.2	89.3%	
10	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,660	7.89%	5.8	83.8%	
11	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,531	7.83%	5.6	81.5%	
12	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	3,620	1,507	7.42%	8.4	83.3%	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
13	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	$3,310	$1,372	6.91%	6.4	80.3%	
14	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,249	7.32%	8.4	83.1%	
15	Mezzanine	Des Moines, IA	Multifamily	10/20/2020	2,880	1,192	7.89%	5.8	81.6%	
16	Mezzanine	Tyler, TX	Multifamily	10/20/2020	2,135	884	7.74%	5.6	83.1%	
17	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	624	7.22%	8.4	78.6%	
18	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	493	7.71%	6.0	75.5%	
19	Mezzanine	Los Angeles, CA	Multifamily	1/21/2021	24,844	24,601	17.75%	0.9	N/A	
20	Mezzanine	Irving, TX	Multifamily	11/18/2021	12,600	12,487	15.26%	5.8	91.9%	
21	Mezzanine	Rogers, AR	Multifamily	12/29/2021	7,760	7,695	15.26%	1.9	86.6%	
22	Mezzanine	Rogers, AR	Multifamily	6/9/2022	4,500	4,459	15.01%	2.4	95.2%	
23	Mezzanine	Medley, FL	Self-Storage	7/1/2022	9,000	8,914	11.00%	4.4	96.2%	
	Total Mezzanine				**163,021**	**105,875**	**10.00%**	**5.2**	**72.3%**	
1	Preferred Equity	Houston, TX	Multifamily	5/29/2020	$10,000	$10,000	11.00%	7.2	73.4%	
2	Preferred Equity	Holly Springs, NC	Life Sciences	9/29/2021	7,419	7,399	10.00%	0.6	N/A	
3	Preferred Equity	Atlanta , GA	Multifamily	10/26/2021	9,750	9,679	11.00%	1.7	92.3%	
4	Preferred Equity	Las Vegas, NV	Multifamily	12/28/2021[9]	36,022	36,022	10.50%	9.0	64.7%	
5	Preferred Equity	Vacaville, CA	Multifamily	1/14/2022	19,496	19,513	10.00%	0.6	21.8%	
6	Preferred Equity	Beaumont , TX	Life Sciences	4/7/2022[10]	4,000	3,962	14.26%	7.5	N/A	
7	Preferred Equity	Temple, TX	Self-Storage	6/8/2022	4,000	3,961	13.54%	7.5	N/A	
8	Preferred Equity	Plano , TX	Self-Storage	8/10/2022	8,500	8,417	15.10%	2.5	81.8%	
9	Preferred Equity	Fort Worth, TX	Multifamily	9/30/2022	9,000	8,910	14.01%	2.6	78.2%	
10	Preferred Equity	Kirkland, WA	Multifamily	10/5/2022	4,030	3,990	15.01%	4.7	73.7%	
11	Preferred Equity	Woodbury, MN	Multifamily	10/19/2022	15,000	14,925	10.00%	0.6	77.1%	
12	Preferred Equity	Forney, TX	SFR	2/10/2023	14,000	13,860	12.75%	2.0	N/A	
	Total Preferred Equity				**141,217**	**140,638**	**11.47%**	**4.2**	**51.3%**	

*SEE FOOTNOTES ON FOLLOWING PAGE

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	MSCR Note	Various	Multifamily	5/25/2022	$4,000	$2,021	11.78%	29.3	61.4%	
2	MSCR Note	Various	Multifamily	5/25/2022	5,000	2,315	8.78%	29.3	61.4%	
3	MSCR Note	Various	Multifamily	9/23/2022	1,500	637	9.13%	28.8	61.8%	
	Total MSCR Note				**10,500**	**4,973**	**9.97%**	**29.2**	**61.4%**	
1	Mortgage-Backed Security	Various	SFR	6/1/2022	$10,074	$3,102	4.87%	2.7	92.0%	
2	Mortgage-Backed Security	Various	SFR	6/1/2022	10,419	3,425	6.02%	3.2	94.5%	
3	Mortgage-Backed Security	Various	SFR	7/28/2022	575	261	6.23%	4.7	95.0%	
4	Mortgage-Backed Security	Various	SFR	7/28/2022	1,057	403	3.60%	5.3	93.5%	
5	Mortgage-Backed Security	Various	Multifamily	9/12/2022	4,473	1,789	8.53%	7.9	73.9%	
6	Mortgage-Backed Security	Various	Self-Storage	9/29/2022	8,000	7,906	8.82%	4.6	66.8%	
	Total Mortgage-Backed Security				**34,598**	**16,886**	**6.59%**	**4.1**	**91.9%**	
1	Common Stock	N/A	Self-Storage	11/6/2020	N/A	$50,380	N/A	N/A	N/A	
2	Common Stock	N/A	Ground Lease	12/28/2021	N/A	27,884	N/A	N/A	N/A	
3	Common Stock	N/A	SFR	2/10/2023	N/A	500	N/A	N/A	N/A	
	Total Common Stock				**N/A**	**$78,764**	**N/A**	**N/A**	**N/A**	
1	Multifamily Property	Charlotte, NC	Multifamily	12/31/2021[11]	N/A	$27,752	N/A	N/A	N/A	
	Portfolio Total				**$1,684,019**	**$680,170**	**5.63%**	**5.7**	**68.6%**	**1.78x**

(1) OUR TOTAL PORTFOLIO REPRESENTS THE CURRENT PRINCIPAL AMOUNT OF THE CONSOLIDATED SFR LOANS, CMBS I/O STRIPS, MEZZANINE LOANS, PREFERRED EQUITY, MULTIFAMILY PROPERTY, MSCR NOTES AND MORTGAGE BACKED SECURITIES AS WELL AS THE NET EQUITY OF OUR CMBS B-PIECE INVESTMENTS.
(2) NET EQUITY REPRESENTS THE CARRYING VALUE LESS BORROWINGS COLLATERALIZED BY THE INVESTMENT.
(3) THE WEIGHTED AVERAGE COUPON IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE.
(4) THE WEIGHTED-AVERAGE LIFE IS WEIGHTED ON CURRENT PRINCIPAL BALANCE AND ASSUMES NO PREPAYMENTS. THE MATURITY DATE FOR PREFERRED EQUITY INVESTMENTS REPRESENTS THE MATURITY DATE OF THE SENIOR MORTGAGE, AS THE PREFERRED EQUITY INVESTMENTS REQUIRE REPAYMENT UPON THE SALE OR REFINANCING OF THE ASSET.
(5) THE CMBS B-PIECES ARE SHOWN ON AN UNCONSOLIDATED BASIS REFLECTING THE VALUE OF OUR INVESTMENTS.
(6) THE NUMBER SHOWN REPRESENTS THE NOTIONAL VALUE ON WHICH INTEREST IS CALCULATED FOR THE CMBS I/O STRIPS. CMBS I/O STRIPS RECEIVE NO PRINCIPAL PAYMENTS AND THE NOTIONAL VALUE DECREASES AS THE UNDERLYING LOANS ARE PAID OFF.
(7) THE COMPANY, THROUGH THE SUBSIDIARY OPS, PURCHASED APPROXIMATELY $50.0 MILLION AND $15.0 MILLION AGGREGATE NOTIONAL AMOUNT OF THE X1 INTEREST-ONLY TRANCHE OF THE FHMS K-107 CMBS I/O STRIP ON APRIL 28, 2021 AND MAY 4, 2021, RESPECTIVELY.
(8) THE COMPANY, THROUGH THE SUBSIDIARY OPS, PURCHASED APPROXIMATELY $80.0 MILLION, $35.0 MILLION, $40.0 MILLION AD $50.0 MILLION AGGREGATE NOTIONAL AMOUNT OF THE X1 INTEREST-ONLY TRANCHE OF THE FRESB 2019-SB64 CMBS I/O STRIP ON JUNE 11, 2021 AND SEPTEMBER 29, 2021, FEBRUARY 3, 2022 AND MARCH 18, 2022, RESPECTIVELY.
(9) THE COMPANY, THROUGH THE SUBSIDIARY OPS, INVESTED $5.0 MILLION, $1.8 MILLION, $40.1 MILLION AND $18.5 MILLION IN THIS PREFERRED EQUITY INVESTMENT ON DECEMBER 28, 2021, JANUARY 27, 2022, FEBRUARY 1, 2022 AND JULY 6, 2022, RESPECTIVELY.
(10) THE COMPANY, THROUGH THE SUBSIDIARY OPS, INVESTED $2.7 MILLION AND $1.3 MILLION IN THIS PREFERRED EQUITY INVESTMENT ON APRIL 7, 2022 AND MAY 3, 2022, RESPECTIVELY.
(11) REAL ESTATE IS A 204-UNIT MULTIFAMILY PROPERTY.

Financials

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Income Statement

For the three months ended	Dec. 31, 2022	Sep. 30, 2022
Interest income	$16,695	$16,427
Interest expense	(11,648)	(10,682)
Net interest income	5,047	5,745
Other income (loss)	(2,563)	(10,828)
Total operating expenses	(3,811)	(3,611)
Net income (loss)	**(1,327)**	**(8,694)**
Preferred stock dividends	(682)	(874)
Net (income) loss attributable to redeemable NCI	(162)	1,509
Net income (loss) attributable to common stockholders	**$(2,371)**	**$(8,059)**
Weighted average common shares outstanding, diluted	15,163	14,962
Net income (loss) per share, diluted	**$(0.16)**	**$(0.54)**

Book Value

	Dec. 31, 2022	Sep. 30, 2022
Common stockholders' equity	$347,081	$314,304
Redeemable noncontrolling interests in the OP	97,676	143,162
Total equity	**$444,757**	**$457,466**
Redeemable OP units	5,038	7,138
Common shares outstanding	17,080	14,980
Combined book value per share	**$20.11**	**$20.68**

Balance Sheet

	December 31, 2022	December 31, 2021
Cash and cash equivalents	$15,056	$26,459
Restricted cash	299	6,773
Real estate investment, net	59,491	62,269
Loans, held-for-investment, net	292,169	241,517
Common stock investments, at fair value	78,264	58,460
Mortgage loans, held-for-investment, net	726,531	847,364
Accrued interest and dividends	17,714	8,319
Mortgage loans held in variable interest entities, at fair value	6,720,246	7,192,547
CMBS structured pass-through certificates, at fair value	46,876	69,816
MSCR notes, at fair value	10,313	-
Mortgage-backed securities	32,328	-
Accounts receivable and other Assets	1,398	393
Total Assets	**$8,000,685**	**$8,513,917**
Secured financing agreements, net	$687,885	$786,226
Master repurchase agreements	331,020	286,324
Unsecured Notes, net	204,960	168,325
Mortgages payable, net	32,224	32,176
Accounts payable and other accrued liabilities	5,531	3,903
Accrued interest payable	6,899	3,985
Bonds payable held in variable interest entities, at fair value	6,249,804	6,726,272
Total Liabilities	**7,518,323**	**8,007,211**
Redeemable NCI in the Operating Partnership	97,676	261,423
Total Stockholders Equity	384,686	245,283
Total Liabilities and Stockholders' Equity	**$8,000,685**	**$8,513,917**

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of 1Q 2023 Net Income to EAD

	Low	Mid	High
For the three months ended	Mar. 31, 2023	Mar. 31, 2023	Mar. 31, 2023
Net income attributable to common stockholders	$6,907	$7,861	$8,814
Net income attributable to redeemable noncontrolling interests	1,544	1,729	1,915
Adjustments:			
Amortization of stock-based compensation	1,006	1,006	1,006
EAD	**$9,457**	**$10,596**	**$11,735**
Weighted average common shares outstanding, basic	17,736	17,737	17,737
Weighted average common shares outstanding, diluted[1]	22,776	22,776	22,776
EPS per diluted weighted average share	**$0.37**	**$0.42**	**$0.47**
EAD per diluted weighted average share	**$0.42**	**$0.47**	**$0.52**
Announced 1Q dividend	$0.50	$0.50	$0.50
Estimated 1Q Net income dividend coverage ratio	0.79x	0.84x	0.89x
Estimated 1Q EAD dividend coverage ratio	0.84x	0.94x	1.04x

Reconciliation of 1Q 2023 EAD to CAD

	Low	Mid	High
For the three months ended	Mar. 31, 2023	Mar. 31, 2023	Mar. 31, 2023
EAD	$9,457	$10,596	$11,735
Adjustments:			
Amortization of premiums	3,850	3,850	3,850
Accretion of discounts	(3,500)	(3,500)	(3,500)
Amortization and depreciation	439	439	439
CAD	**$10,246**	**$11,385**	**$12,524**
Weighted average common shares outstanding, basic	17,737	17,737	17,737
Weighted average common shares outstanding, diluted[1]	22,776	22,776	22,776
EPS per diluted weighted average share	**$0.37**	**$0.42**	**$0.47**
CAD per diluted weighted average share	**$0.45**	**$0.50**	**$0.55**
Announced 1Q dividend	$0.50	$0.50	$0.50
Estimated 1Q Net income dividend coverage ratio	0.79x	0.84x	0.89x
Estimated 1Q CAD dividend coverage ratio	0.90x	1.00x	1.10x

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMED VESTING OF ALL OUTSTANDING RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Net Income (Loss) to Earnings Available for Distribution

	4Q 2022	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Net income attributable to common stockholders	$(2,371)	$(8,059)	$5,023	$12,920	$12,435	$13,233	$5,542	$8,367
Net income attributable to redeemable noncontrolling interests	162	(1,509)	2,548	4,943	7,640	11,084	5,834	15,829
Adjustments:								
Amortization of stock-based compensation	872	870	871	673	538	538	557	391
Loan loss provision, net	-	-	-	-	-	-	-	124
Unrealized (gains) or losses	12,563	19,473	4,184	8,545	(8,832)	(14,336)	(3,859)	(16,476)
Earnings Available for Distribution	**$11,226**	**$10,775**	**$12,626**	**$27,081**	**$11,781**	**$10,519**	**$8,074**	**$8,235**
Weighted average common shares outstanding, basic	15,163	14,962	14,748	13,696	9,163	6,863	5,306	5,023
Weighted average common shares outstanding, diluted[1]	22,696	22,678	22,494	22,030	21911	20,712	19,603	19,199
EPS per diluted weighted average share[1]	**$(0.16)**	**$(0.54)**	**$0.34**	**$0.81**	**$0.92**	**$1.17**	**$0.58**	**$1.26**
EAD per diluted weighted average share[1]	**$0.49**	**$0.48**	**$0.56**	**$1.23**	**$0.54**	**$0.51**	**$0.41**	**$0.43**
Dividend per common share	**$0.500**	**$0.500**	**$0.500**	**$0.500**	**$0.475**	**$0.475**	**$0.475**	**$0.475**
Net income dividend coverage ratio	**(0.32)x**	**(1.08)x**	**0.68x**	**1.62x**	**1.94x**	**2.46x**	**1.22x**	**2.65x**
EAD dividend coverage ratio	**0.98x**	**0.96x**	**1.12x**	**2.46x**	**1.14x**	**1.07x**	**0.86x**	**0.91x**

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Earnings Available for Distribution to CAD

	4Q 2022	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Earnings Available for Distribution	$11,226	$10,775	$12,626	$27,081	$11,781	$10,519	$8,074	$8,235
Adjustments:								
Amortization of premiums	3,663	3,425	3,854	9,900	5,337	5,390	2,808	2,516
Accretion of discounts	(3,521)	(3,517)	(3,244)	(3,030)	(3,271)	(2,976)	(1,680)	(1,668)
Amortization and depreciation	460	545	946	944	-	-	-	-
Amortization of deferred financing costs	12	12	12	12	-	-	-	-
Cash Available for Distribution	**$11,840**	**$11,240**	**$14,194**	**$34,907**	**$13,847**	**$12,933**	**$9,202**	**$9,083**
Weighted average common shares outstanding, basic	15,163	14,962	14,748	13,696	9,163	6,863	5,306	5,023
Weighted average common shares outstanding, diluted[1]	22,696	22,678	22,494	22,030	21,911	20,721	19,603	19,199
EPS per diluted weighted average share[1]	**$(0.16)**	**$(0.54)**	**$0.34**	**$0.81**	**$0.92**	**$1.17**	**$0.58**	**$1.26**
CAD per diluted weighted average share[1]	**$0.52**	**$0.50**	**$0.63**	**$1.58**	**$0.63**	**$0.62**	**$0.47**	**$0.47**
Dividend per common share	**$0.500**	**$0.500**	**$0.500**	**$0.500**	**$0.475**	**$0.475**	**$0.475**	**$0.475**
Net income dividend coverage ratio	**(0.32)x**	**(1.08)x**	**0.68x**	**1.62x**	**1.94x**	**2.46x**	**1.22x**	**2.65x**
CAD dividend coverage ratio	**1.04x**	**1.00x**	**1.26x**	**3.16x**	**1.33x**	**1.31x**	**0.99x**	**0.99x**

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS